NASDAQ Global Market: MTBC, MTBCP

Q2 2020 Results

Safe Harbor Statements

A Unique Healthcare IT Company

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “goals”, “intend”, “likely”, “may”, “might”, “plan”, “potential”, “predict”, “project”, “should”, “will” or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry’s) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisitions of Meridian Medical Management, CareCloud Corporation, and other acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and Stephen Snyder as Chief Executive Officer, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the recent spread of the Covid-19 pandemic and the impact it may have on our operations, the demand for our services, and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for MTBC Second Quarter 2020 Earnings Call

Mahmud Haq	Executive Chairman
Stephen Snyder	Chief Executive Officer
A. Hadi Chaudhry	President
Bill Korn	Chief Financial Officer
Kim Blanche	General Counsel

Recent Acquisitions

MTBC A Unique Healthcare IT Company

CareCloud

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- Award-winning, enterprise-grade cloud platform & business services for medical groups nationwide.
- Assets including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), and patient experience management (PXM) software & solutions.

MERIDIAN MEDICAL MANAGEMENT

VertexDr® PrecisionBI® ORIGIN Healthcare Solutions

- Leading Health IT & RCM solutions provider to large, complex, multi-specialty physician groups, prestigious healthcare systems, and national healthcare IT vendors.
- Former GE Healthcare IT company.
- Robust Robotic Process Automation (RPA) business line.
- Proprietary, cloud-based Business Intelligence Software.

New Normal: Digital Patient Experience Goes Mainstream

- Omni-channel patient experience management platform enables:
  - Contactless patient intake
  - Digital check-in / online appointment scheduling
  - Seamless payment integration
  - Curated patient workflows

- Seamless telehealth experience to extend modalities of care:
  - No app downloads/installs
  - One-click access
  - Platform and device agnostic

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First Half Revenue

($ in millions)



H1 2018 – H1 2020 Historical CAGR: 56%
$17.0
$31.8
$41.4
H1 2018
H1 2019
H1 2020

2020 Drivers:

- January: CareCloud
- March: MTBC Force
- June: Meridian

Revenue Growth: 2017 – 2019 plus 2020 Guidance


($ in millions)
2017 – 2020 CAGR: 49%
$31.8
$50.5
$64.4
$105-107
2019 – 2020:
63% - 66% Growth
$130 - 135
Range
Guidance
Actual
H1 Actual
2017
2018
2019
2020
Guidance
2H 2020
Run Rate

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Proven and Repeatable Acquisition Integration Expertise

MERIDIAN MEDICAL MANAGEMENT
June 2020

CareCloud
January 2020

Etransmedia
April 2019

ORION HEALTHCORP
July 2018

MediGain
October 2016



Acquisitions Expenses Reduction
100%
80%
60%
40%
20%
0%
Q0
(Prior to acquisition)
Q1
Q2
Q3
CareCloud
Etransmedia
Orion - RCM
MediGain

- CareCloud operating expenses declined 44% in Q1 and Q2; expect Q3 reductions similar to prior acquisitions.
- CareCloud had negative profit contribution during Q1, neutral in Q2, expected to be accretive in Q3 and Q4.
- Meridian had negative profit contribution in the last two weeks of Q2 2020, expected to be neutral in Q3 and accretive in Q4.

For Orion, the practice management segment and group purchasing organization were profitable before acquisition, so expense reductions focused on RCM business only

Adjusted EBITDA: 2017 – 2019 plus 2020 Guidance

($ in millions)



$2.3
$4.8
$8.1
$12-13
$24-25
2019 – 2020:
48% - 60% Growth
2017
2018
2019
2020
Guidance
2H 2020
Run Rate
Range
Guidance
Actual
H1 Actual

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Thank You


NASDAQ: MTBC
$12.99
Company Overview

Corporate Website — www.mtbc.com

Investor Relations page — ir.mtbc.com

Investor Inquiries

Bill Korn, CFO
bkorn@mtbc.com

Matt Kreps, Darrow IR
mkreps@darrowir.com
(214) 597-8200



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iRx
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MTBC

Appendix

Non-GAAP Financial Measure Reconciliation

MTBC A Unique Healthcare IT Company .com

($000s) **ADJUSTED EBITDA**		**2017**		**2018**		**2019**		**H1 2020**
GAAP net loss	$	(5,565)	$	(2,138)	$	(872)	$	(7,294)
Provision (benefit) for income taxes		68		(157)		193		(44)
Net interest expense		1,307		250		121		222
Foreign exchange / other expense		(249)		(435)		827		(313)
Stock-based compensation expense		1,487		2,464		3,215		3,188
Depreciation and amortization		4,300		2,854		3,006		3,738
Transaction and integration costs		515		1,891		1,736		1,100
Restructuring, impariment & unoccupied lease charges		276		-		219		361
Change in contingent consideration		152		73		(344)		-
Adjusted EBITDA	$	**2,291**	$	**4,802**	$	**8,101**	$	**958**